SUCAMPO

The Science of Innovation

Fourth Quarter and Full Year 2015 Corporate Update and Financial Results

March 8, 2015

Introductions and Forward-Looking Statements

Silvia Taylor, SVP Investor Relations and Corporate Affairs

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Kiener, D. Phil
Financial Update	Andrew Smith
Closing Remarks	Peter Greenleaf

Forward Looking Statement

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding financial results for the full years ending December 31, 2015 and 2016, as well as statements about potential future revenue growth, statements regarding the acquisition of R-Tech Ueno and the integration of its business and operations with that of Sucampo, and statements regarding product development, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; risks relating to Sucampo's financing for the R-Tech Ueno acquisition, including the restrictive covenants undertaken by Sucampo as part of the financing; Sucampo's ability to successfully integrate R-Tech Ueno Ueno's operations; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Q4 and FY15 Corporate Update

Peter Greenleaf, Chairman and CEO

Q4 and FY 15: Exceptional Results

1. Delivered strong financials

2. Progressed and diversified our pipeline

3. Continue to transform and grow company through externalization

Strong Financial Results

SUCAMPO

REVENUE

- Q4 overall revenue grew 47% to $55M
- FY overall revenue grew 33% to $153M
- Driven by continued strong performance of AMITIZA and inclusion of RTU results

Excluding RTU related revenue, one-time milestone payment, co-promotion:

- Q4 revenue grew 36%
- FY grew 31%

EARNINGS

- Adjusted EPS Q4 grew 108% to $0.43
- Adjusted EPS FY grew 136% to $0.95

U.S. AMITIZA Performance

SUCAMPO

- Takeda AMITIZA net sales for royalty calc. purposes
  - Q4 grew 13% YoY to $102M
  - FY grew 15% to $380M
- AMITIZA prescriptions
  - Q4: ~390,000 TRx, increased 10% YoY
  - 9% AMITIZA script growth outpacing 7.5% brand, generic market growth
- 9+ years of real-world experience, 10 million prescriptions filled
- Takeda launched $0 copay card

Japan AMITIZA Performance

- Sucampo revenue
  - Q4 grew 74% to $13M
  - FY grew 64% to $49M
    - Includes one-time $5.0M milestone payment in Q4 triggered by Mylan's annual net sales of AMITIZA exceeding ¥10B
- Volume-driven growth
- Retain current price for another 12-24 months
- Mylan remains focused on:
  - Sales efforts to high-volume/high-decile physicians
  - Driving switches from non-Rx options to brand

AMITIZA Rest of World

- Continued focus on expanding into new/emerging markets
- Product continues strong growth and performance in U.S. and Japan
- Project mid-to-high- single digit prescription growth

Reaffirming 2016 Guidance

- Total revenue: $195.0 million to $205.0 million
- Adjusted net income: $45.0 million to $50.0 million
- Adjusted EPS: $0.97 to $1.07
- Adjusted EBITDA: $100.0 million to $105.0 million

  – Guidance excludes amortization of acquired intangibles of approximately $17.6 million and amortization of the remaining inventory step-up costs of approximately $8.9 million.

Pipeline Progress: Upcoming Milestones

SUCAMPO

Product	Event	Expected Timing
Cobiprostone	Top-line data from Phase 2 NERD/sGERD	1H16
VAP-1 (RTU-1096)	Top-line data from Phase 1 MAD trial	
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal alternate formulation in adults	2H16
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal PFC (6–17 years)	
AMITIZA (lubiprostone)	Top-line data from Phase 3 open-label PFC (6–17 years)	
AMITIZA (lubiprostone)	**File NDA for PFC (6-17 years)**	
CPP-1X/sulindac combination product	Phase 3 futility analysis	
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal alternate formulation in adults	1H17
Cobiprostone	Top-line data from Phase 2 OM	
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal PFC (6 months–6 years)	

Acquired Innovative Product Candidates

- Pipeline Diversification
  - CPP Exclusive Option
    - Exclusive option for Phase 3 program in familial adenomatous polyposis (FAP)
      - Orphan/rare disease space
      - Harnesses expertise in gastroenterology
  - Two VAP-1 inhibitor programs from RTU's pipeline
    - Potential to be best-in-class in several therapeutic areas

Pipeline Update

Peter Kiener, D.Phil, CSO

Product Pipeline Overview

SUCAMPO
The Science of Innovation

Program	Target	First Indication	Development Stage	NDA / MAA Filing	Approval
GI/Metabolic/ Inflammation					
AMITIZA	CIC2	Pediatric functional constipation	P3	2016	2017
Lubiprostone Microparticle Formulation	CIC2	Pediatric functional constipation (1); adult CIC (2)	P3	2018 (1); 2017 (2)	2019 (1); 2018 (2)
CPP-1X/sulindac combination product	Poly-amines	Familial Adenomatous Polyposis	P3	2018	2019
Cobiprostone	CIC2	NERD/sGERD	P2	2019	2020
RTU-1096	Vap-1 inhibitor	NASH	P1		
Ophthalmology					
RTU-1096	Vap-1 inhibitor	Diabetic Retinopathy; diabetic macular edema	P1 Preclinical		
Oncology					
Cobiprostone	CIC2	Oral Mucositis	P2	2019	2020
RTU-1096	Vap-1 inhibitor	Immuno-oncology	P1		
Other					
RTU-009	Vap-1 inhibitor	Acute cerebral infarction	Preclinical		

Sucampo Program | RTU Program | Option

Lifecycle Management Programs for AMITIZA

SUCAMPO

- Pediatric Functional Constipation (6-17 years)
  - Uses current formulation
  - Data expected 2H16
  - Plan to file NDA 2H16
- Alternate Formulation
  - Initiate P3 study in adult patients with CIC 2H16
  - Expect data 1H17
- Pediatric Functional Constipation (6 months-6 years)
  - Will use alternate formulation
  - Initiate single pivotal trial 1H17
    - Roll over open-label study

AMITIZA Expansion Into New Markets

- Clinical trial applications have been filed, approved in Russia, Mexico and South Korea in CIC
  - Initiations of Phase 3 studies in 1H16
  - First patient dosed in Russia

Cobiprostone

SUCAMPO

- NERD/sGERD
  - P2 study completed enrollment
  - Top-line data expected 1H16
- Oral Mucositis
  - P2 study ongoing
  - Top-line data expected 1H17
  - Granted Fast Track Designation by FDA

VAP-1 Inhibitor Programs

SUCAMPO

- VAP-1 inhibitors
  - Potential indications including NASH, COPD, diabetic macular edema and diabetic retinopathy, and modulation of tumor-specific immune responses
  - RTU-1096
    - Top-line results expected from Phase 1 MAD 1H16
    - Next step: generate additional preclinical data
  - RTU-009
    - Next step: complete IND-enabling studies
    - Initiate clinical trials 1H17

CPP-1X/sulindac Combo: Exclusive Option for Phase 3 Asset in FAP

SUCAMPO

- Significant opportunity
  - Phase 3 asset
  - Orphan indication for familial adenomatous polyposis (FAP)

- Clinical development
  - Phase 3 ongoing
  - Enrollment expected to complete 1H16
  - Phase 3 futility analysis 2H16
  - Trial expected to conclude 2018
  - Potential approval 2019

Financial Update

Andrew Smith, CFO

Q4 Total Revenues

SUCAMPO


60
55
50
45
40
35
30
25
20
15
10
5
0
37.8
4.2
5.6
5.0
0.1
0.8
0.2
11.8
55.4
2014
US Royalty
Mylan
Mylan Milestone
ROW
R&D
Collaboration
US Rescula
RTU
2015
Base
Decrease
Increase

FY Total Revenues


180
160
140
120
100
80
60
40
20
0
115.4
11.2
19.3
2.5
0.4
3.0
0.0
11.8
153.2
2014
US Royalty
Mylan
Mylan Milestone
ROW
R&D
Collaboration
US Rescula
RTU
2015
Base
Decrease
Increase

Q4 Adjusted EBITDA


35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
18.9
6.0
6.3
2.7
1.9
2.8
0.3
27.7
2014
Gross Margin SCMP
Gross Margin RTU
R&D SCMP
R&D RTU
Selling & Marketing
G&A RTU
All Other
2015
Base
Decrease
Increase

FY Adjusted EBITDA


80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
37.5
18.9
6.3
3.2
12.6
1.0
69.9
2014
SCMP Gross Margin
RTU Gross Margin
SCMP R&D Net
RTU R&D
SCMP SM
RTU G&A / SM G&A and Other
2015
Decrease
Increase

Strong Balance Sheet

SUCAMPO The Science of Innovation

Item	As of 12/31/15	Change	As of 12/31/14
Cash, Cash Equivalents, Restricted Cash and Investments	**$163.5M**	$53.5M	$110.0M

Total Debt As of 12/31/15	Net Debt As of 12/31/15
$252.4M	**$104.1M**

Reaffirming 2016 Guidance

SUCAMPO

- Total revenue: $195.0 million to $205.0 million
- Adjusted net income: $45.0 million to $50.0 million
- Adjusted EPS: $0.97 to $1.07
- Adjusted EBITDA: $100.0 million to $105.0 million
  - Guidance excludes amortization of acquired intangibles of approximately $17.6 million and amortization of the remaining inventory step-up costs of approximately $8.9 million.

Closing Remarks

Peter Greenleaf, Chairman and CEO

2016 Areas of Focus

SUCAMPO

1. Deliver outstanding financial performance: top and bottom-line growth

2. Advance pipeline programs

3. Evaluate additional opportunities for accelerated /sustainable mid-to- long-term growth